P                       THE WASHINGTON POST COMPANY
R                         CLASS B COMMON STOCK
O       PROXY -- Annual Meeting of Stockholders -- May 11, 2000
X           Solicited on behalf of the Board of Directors
Y

    The undersigned hereby appoints Katharine Graham, Donald E. Graham, Alan G. Spoon, John B. Morse, Jr. and Diana M. Daniels, and each of them, his/her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, and to vote as indicated on the reverse of this Proxy all shares of Class B Common Stock which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of THE WASHINGTON POST COMPANY to be held on May 11, 2000, and at any adjournments thereof, on all matters coming before said meeting.

    THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE

                                (Continued, and to be signed on reverse side)
-----------------------------------------------------------------------------
                           FOLD AND DETACH HERE

/X/ Please mark your
    votes as in this
    example.

    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS GIVEN, PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.


-----------------------------------------------------------------------------------------------------------------------------------

                 FOR   WITHHELD                                                                               FOR  AGAINST  ABSTAIN
1.  Election of  / /     / /      Nominees: Daniel B. Burke,           2.  To transact such other business as  / /    / /      / /
    Directors                     Ralph E. Gomery,                         may properly come before said
    (Check only                   and Donald R. Keough.                    meeting or any adjournment thereof.
    one box)


For all nominees (except as stockholder may indicate below)

-----------------------------------------------------------               I will attend the meeting.           / /
-----------------------------------------------------------------------------------------------------------------------------------




                                                                          Please sign exactly as name appears hereon.
                                                                          Joint owners should each sign. When signing as
                                                                          attorney, executor, administrator, trustee or
                                                                          guardian, please give full title as such. If
                                                                          the signer is a corporation, please sign full
                                                                          corporate name by duly authorized officer.


                                                                          -----------------------------------------------


                                                                          -----------------------------------------------
                                                                          SIGNATURE(S)                               DATE

   VOTE BY TELEPHONE           VOTE BY INTERNET               VOTE BY MAIL
Call TOLL-FREE using a      Access the WEBSITE and      Return your proxy in the
   Touch Tone phone             cast your vote           POSTAGE-PAID envelope
    1-800-PRX-VOTE       http://www.eproxyvote.com/wpo         provided.
    1-800-779-8683

                     VOTE 24 HOURS A DAY, 7 DAYS A WEEK!

Your telephone or Internet vote must be received by 5:00 p.m. eastern daylight time on May 10, 2000 to be counted in the final tabulation.

VOTE BY TELEPHONE
Have your proxy card available when you call the Toll-Free number
1-800-PRX-VOTE using a Touch-Tone phone. You will be prompted to enter your control number printed on your proxy card and then you can follow the simple prompts that will be presented to you to record your vote. If you vote your shares by telephone, you do not need to return the proxy card.

VOTE BY INTERNET
Have your proxy card available when you access the website http://www.eproxyvote.com/wpo. You will be prompted to enter your control number printed on your proxy card and then you can follow the simple prompts that will be presented to you to record your vote. If you vote shares electronically, you do not need to return the proxy card.

VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: The Washington Post Company, c/o First Chicago Trust Co., a Division of EquiServe, P.O. Box 8612, Edison, NJ 08818-9126.

TO CHANGE YOUR VOTE
Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. The last vote received before 5:00 p.m. eastern daylight time on May 10, 2000 will be the one counted. You may also revoke your proxy by voting in person at the annual meeting.